Summary Prospectus and
Prospectus Supplement

October 1, 2026

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 1, 2026 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses and Prospectuses dated April 30, 2026

Growth Portfolio (the "Fund")

Important Notice Regarding Change in Investment Policy

At a meeting held on September 29-30, 2026, the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Board") approved certain changes to the Fund's principal investment strategies, including the adoption of a new non-fundamental investment policy with regard to the investment of at least 80% of the Fund's net assets (plus any borrowings for investment purposes), to be effective on December 1, 2026 (the "Effective Date").

Accordingly, on the Effective Date, each Summary Prospectus and each Prospectus will be amended as follows:

The first and second paragraphs of the sections of each Summary Prospectus titled "Principal Investment Strategies" and each Prospectus titled "Fund Summary—Growth Portfolio—Principal Investment Strategies" will be deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in growth securities. Growth securities are defined as: securities included in one or more growth style indices or securities with certain growth metrics that exceed the median of one or more broader equity market indices. Additionally, growth securities consist of digital currency ETFs and treasury companies (public companies that invest in digital currencies), venture stage private companies, and companies that the adviser believes have strong growth prospects with sustainable competitive advantages. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser typically focuses a significant portion of the Fund's investments in a limited number of issuers, which may be in the same industry, sector or geographic region.

The section of each Prospectus titled "Details of the Fund(s)—Growth Portfolio—Approach" will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in growth securities. Growth securities are defined as: securities included in one or more growth style indices or securities with certain growth metrics that exceed the median of one or more broader equity market indices. Additionally, growth securities consist of digital currency ETFs and treasury companies (public companies that invest in digital currencies), venture stage private companies, and companies that the adviser believes have strong growth prospects with sustainable competitive advantages. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Fund invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

The first paragraph of the section of each Prospectus titled "Details of the Fund(s)—Growth Portfolio—Process" will be deleted in its entirety and replaced with the following:

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser typically focuses a significant portion of the Fund's investments in a limited number of issuers, which may be in the same industry, sector or geographic region. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Please retain this supplement for future reference.

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